Exhibit 99.1


                        View Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Gunther Than, Chief Executive Officer and Principal Financial Officer of View Systems, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(A) the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 13, 2003
                                  /s/ Gunther Than
                                  ____________________________________
                                  Gunther Than
                                  Chief  Executive Officer
                                  Principal Financial Officer